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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): August 2, 2001



                   AMERICAN BUSINESS FINANCIAL SERVICES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Delaware                   000-22474                87-0418807
          --------                   ---------                ----------
(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
     of incorporation)                                      Identification No.)





                111 Presidential Boulevard, Bala Cynwyd, PA 19004
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                (Address of principal executive offices/Zip Code)

       Registrant's telephone number, including area code: (610) 668-2440
                                                           --------------

        Former name or former address, if changed since last report: N/A
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Forward-Looking Statements

         Some of the information in this report on Form 8-K or the documents incorporated by reference in this report on Form 8-K may contain forward-looking statements. You can identify these statements by words or phrases such as "will likely result," "may," "are expected to," "will continue to," "is anticipated," "estimate," "projected," "intends to" or other similar words. These forward-looking statements regarding our business and prospects are based upon numerous assumptions about future conditions, which may ultimately prove to be inaccurate. Actual events and results may materially differ from anticipated results described in those statements. Forward-looking statements involve risks and uncertainties described under "Risk Factors" as well as other portions of this report on Form 8-K, which could cause our actual results to differ materially from historical earnings and those presently anticipated. When considering forward-looking statements, you should keep those risk factors in mind as well as the other cautionary statements in this report on Form 8-K. You should not place undue reliance on any forward-looking statement.

Item 4.  Changes in Registrant's Certifying Accountant.

         On August 2, 2001, Ernst & Young LLP resigned as the independent accountants for American Business Financial Services, Inc. (the "Company"). Ernst & Young had been engaged as the Company's auditor on May 17, 2001, replacing BDO Seidman, LLP. During the period of engagement through August 2, 2001, Ernst & Young LLP did not issue any reports on the financial statements of the Company.

         During the Company's most recent fiscal year and the subsequent interim period through August 2, 2001, the Company did not have any disagreements with Ernst & Young LLP, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young LLP, would have caused it to make a reference to the subject matter of the disagreements in connection with its report. During the Company's most recent fiscal year and the subsequent interim period through August 2, 2001, none of the events described in Regulation S-K Item 304 (a)(1)(v) occurred.

         In connection with the filing of this Form 8-K, Ernst & Young LLP was provided with a copy of this disclosure and was requested by the Company to furnish to the Company a letter addressed to the SEC stating whether Ernst & Young LLP agrees with the above statements. A copy of Ernst & Young's letter to the SEC is attached hereto as Exhibit 16 to this Form 8-K.

         The Company's Board of Directors approved the reengagement of BDO Seidman, LLP as the Company's independent accountants effective August 8, 2001. BDO Seidman, LLP acted as the Company's independent accountants during the two year period ended June 30, 2000 through May 17, 2001. During the two years ended June 30, 2000 and the subsequent interim period through May 17, 2001, the Company consulted with BDO Seidman, LLP regarding the application of accounting principles in the normal course of BDO Seidman, LLP's engagement as the Company's independent auditors. BDO Seidman, LLP issued reports on the Company's financial statements during the two year period ended June 30, 2000. The reports of BDO Seidman, LLP on the financial statements of the Company during the two year period ended June 30, 2000 did not contain an adverse opinion, or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

                                       2
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Item 7.  Financial Statements and Exhibits.

         (a)      Financial statements of businesses acquired.

                  None.

         (b)      Pro-forma financial information.

                  None.

         (c)      Exhibits.

                  The following exhibit is filed herewith:

S-K Exhibit
Number            Description
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16                Letter regarding change in certifying accountant.

























                                       3
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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        AMERICAN BUSINESS FINANCIAL
                                        SERVICES, INC.


Date:  August 8, 2001                    By: /s/ Anthony J. Santilli
       -----------------                    -----------------------------------
                                         Name: Anthony J. Santilli
                                         Title: Chairman, President, Chief
                                         Executive Officer, Chief Operating
                                         Officer and Director
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                                  EXHIBIT INDEX

S-K Exhibit
Number            Description
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16                Letter regarding change in certifying accountant.